UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 22, 2007
SPARTA, INC.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-21682	63-0775889

(Commission File Number)	(I.R.S. Employer Identification No.)

25531 Commercentre Drive, Suite 120, Lake Forest, CA	92630-8873

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (949) 768-8161
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

FORM 8-K
Item 2.02 Results of Operations and Financial Condition
On January 22, 2007, SPARTA, Inc. issued a memorandum dated January 22, 2007 to its stockholders and its employees regarding “Fourth Quarter 2006 Report and Stock Price Evaluation” reporting (1) the establishment of the price of its common stock at $42.78 per share, and (2) revenues and net income for the fiscal quarter ended December 31, 2006. The memorandum is attached as Exhibit 99.1.
Pursuant to the Commission’s regulations, the foregoing information and Exhibit 99.1 attached hereto shall not be deemed to be incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent that the Registrant specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
Item 9.01 Financial Statements and Exhibits

Exhibit 99.1	Memorandum from the Registrant to its employees and stockholders dated January 22, 2007 regarding “Fourth Quarter 2006 Report and Stock Price Evaluation”
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTA, INC. (Registrant)
Date: January 25, 2007	By:	/s/ David E. Schreiman
David E. Schreiman
Vice President and Chief Financial Officer